[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MFS(R) GROWTH
                               OPPORTUNITIES FUND

                               ANNUAL REPORT o DECEMBER 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
MFS' Year 2000 Readiness Disclosure ....................................... 32
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial consultant.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your financial consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Paul M. McMahon]
     Paul M. McMahon

For the 12 months ended December 31, 1999, Class A shares of the Fund provided a total return of 32.82%, Class B shares 31.73%, and Class I shares 33.09%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, the average growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 29.27%. The Fund's returns also compare to a return of 21.04% for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q.  HOW DID THE FUND'S HOLDINGS CHANGE OVER THE COURSE OF THE YEAR?

A. In line with what we perceived as a shift in the overall markets, we repositioned much of the portfolio over the course of 1999 to try to take advantage of technology-related opportunities. One of our key areas of focus was telecommunications. We increased the Fund's holdings in that sector to profit from what we perceived as a global trend toward wireless communication of both voice and data. In the United States and in Europe, cellular providers have been striving to create national or continental networks, which could allow customers to pay a flat rate to use their phones anywhere. In the United States, the Fund is invested in wireless network companies NEXTEL and Sprint PCS. We also have holdings in several European cellular networks we feel are potential candidates for stock price appreciation as they have thriving businesses in their own right and may be acquisition candidates. These companies include Bouygues, one of the largest French cellular operators; Telecom Italia Mobile, a cellular operator that serves Italy; and Mannesmann, a German cellular operator that recently acquired a British telecommunications company called Orange and is itself the current subject of a takeover attempt by Vodafone AirTouch, another British telecommunications company.

    Mannesmann is also a good example of the global reach of MFS Original Research(R). Its addition to the portfolio this year was in large part the result of ongoing discussions with our analyst in London, who believed that the company had the potential to benefit from the global expansion of wireless communication and also that it could be a possible acquisition candidate. In fact, Mannesmann, as well as most of our other holdings in cellular providers, has been a strong performer this year.

    The Fund also has holdings in leading cellular equipment manufacturers, including Nokia and Motorola. In addition to allowing the portfolio to profit from the current high demand for voice handsets, we feel these positions could allow the portfolio to potentially benefit from wireless data communication using the Internet. We believe this may become a strong trend over the next several years, requiring users to purchase an entirely new class of cellular handsets and other devices designed to transmit data as well as voice.

Q.  WHAT OTHER AREAS HELPED THE FUND'S PERFORMANCE?

A. In the entertainment area, the Fund benefited from large positions in radio-station operators Infinity Broadcasting and Clear Channel Communications. As the major television networks have lost viewers to cable and as Americans have increased the time they spend in their cars, radio has gained advertising market share. A strong user of radio ads has been the Internet community, as a significant portion of the money raised by many Internet IPOs (initial public offerings) appears to us to be flowing into advertising. Infinity Broadcasting has been a dominant owner of radio stations in the top 20 markets across the country. The company is also notable, we believe, for having very good management. Clear Channel Communications has traditionally been the leader in the markets outside the top 20 cities. However, through recent acquisitions, they also have moved heavily into the top 20 markets and into billboard advertising and European radio.

    Technology was the final key area for the Fund this year. Technology has been by far the biggest driver of the market in the second half of 1999, so we significantly increased the Fund's weighting in this area. Top portfolio holdings such as Cisco, Sun MicroSystems, and Oracle have benefited from the tremendous changes taking place in technology, especially the ongoing building and upgrading of the Internet. Our experience with Cisco illustrates how we use research to help make buying decisions.

   Cisco had built a great business providing routers and other products for so-called enterprise computing, which is basically internal communications systems for large corporations. Early in 1999, we met with Cisco's management regarding their plans to expand into a new arena, developing routers and software for the Internet. Based on the meeting and further research, we became convinced that the market opportunity for Cisco over the next several years was huge, and we significantly increased our Cisco holding in the portfolio. Cisco has since become a major beneficiary of the buildup of the Internet, and the stock became one of our best-performing technology holdings of the year.

Q.  WHAT HOLDINGS DETRACTED FROM PERFORMANCE THIS YEAR?

A. The stocks that disappointed us this year were largely in the area of consumer goods and services, which the market had seemed to favor for the last several years but turned against in 1999. Holdings in supermarkets, drugstore chains, and office supply superstores such as Safeway, CVS, and Office Depot began to suffer lower P/E (price-to- earnings) multiples. We believe this was largely because of the market's perception that these "brick-and-mortar" businesses would be hurt by online competitors and by the expansion of mega-stores such as Wal-Mart into their markets. Seeing more attractive opportunities in technology and telecommunications stocks, we reduced our consumer goods and services holdings and increased the portfolio's weighting in technology- related companies.

Q.  WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A. Looking ahead, we feel there will be more growth opportunity in technology -- and in associated areas like telecommunications and leisure -- than just about anywhere else in the market. But we are concerned about the high valuations in these sectors. As market valuations in tech and tech-related stocks become increasingly higher than those in other sectors, we feel the risk increases of a correction at some point.

    Another potential danger to the markets is rising interest rates. Our feeling is that rates may continue to increase somewhat in the first half of the year, but we don't expect that they will move dramatically in either direction. In our opinion, there is no major inflationary force to drive large rate increases, and we think the steps the Federal Reserve Board has taken will keep U.S. growth at a moderate level.

/s/ Paul M. McMahon

    Paul M. McMahon
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

PAUL M. MCMAHON IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GROWTH OPPORTUNITIES FUND AND THE CAPITAL APPRECIATION SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST AND WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT IN 1984, VICE PRESIDENT IN 1986, AND SENIOR VICE PRESIDENT IN 1992. MR. MCMAHON IS A GRADUATE OF HOLY CROSS COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                   SEEKS GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:       SEPTEMBER 9, 1970

CLASS INCEPTION:             CLASS A  SEPTEMBER 9, 1970
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS I   JANUARY 2, 1997

SIZE:                        $1.4 BILLION NET ASSETS AS OF DECEMBER 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended December 31, 1999)

                MFS Growth             S&P 500
              Opportunities           Composite
             Fund - Class A             Index
------------------------------------------------
12/89            $ 9,425             $10,000
12/91             11,034              12,642
12/93             13,809              14,976
12/95             17,799              20,876
12/97             26,742              34,232
12/99             45,880              53,278


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

CLASS A
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales  Charge           +32.82%    +111.52%    +246.66%    +386.79%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +32.82%    + 28.37%    + 28.23%    + 17.15%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        +25.19%    + 25.86%    + 26.72%    + 16.46%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +31.73%    +106.41%    +231.91%    +360.62%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +31.73%    + 27.32%    + 27.12%    + 16.50%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        +27.73%    + 26.70%    + 26.96%    + 16.50%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +33.09%    +112.59%    +248.42%    +389.26%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +33.09%    + 28.58%    + 28.36%    + 17.21%
-----------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year     3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------------------------
Average growth fund+                                      +29.27%    + 25.35%    + 25.04%    + 16.52%
-----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                    +21.04%    + 27.56%    + 28.56%    + 18.21%
-----------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Analytical Services, Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class- specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1999

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                        40.6%
UTILITIES & COMMUNICATIONS                        18.6%
LEISURE                                           12.9%
CONGLOMERATES/SPECIAL PRODUCTS AND SERVICES        8.2%
FINANCIAL SERVICES                                 6.2%

TOP 10 STOCK HOLDINGS

ORACLE CORP.  5.1%                          NOKIA CORP.  2.1%
U.S. database software developer            Finnish cellular phone company
 and manufacturer
                                            GENERAL ELECTRIC CO.  2.0%
CISCO SYSTEMS, INC.  4.9%                   U.S. diversified manufacturing and
U.S. computer network developer              financial services conglomerate

MICROSOFT CORP.  3.6%                       INFINITY BROADCASTING CORP.  2.0%
U.S. computer software and systems          U.S. radio station operator
company                                     and outdoor advertising company

TYCO INTERNATIONAL LTD.  2.9%               MANNESMANN AG  2.0%
U.S. security systems, packaging,           German industrial and
and electronic equipment conglomerate       telecommunications company

SUN MICROSYSTEMS, INC.  2.2%                MCI WORLDCOM, INC. 2.0%
U.S. computer systems company               U.S. telecommunications company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 1999

Stocks - 98.0%
-------------------------------------------------------------------------------
ISSUER                                                 SHARES             VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 82.6%
  Advertising - 1.1%
    Young & Rubicam, Inc.                             218,400    $   15,451,800
-------------------------------------------------------------------------------
  Automotive - 0.2%
    Harley-Davidson, Inc.                              55,400    $    3,549,063
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.9%
    Providian Financial Corp.                         131,800    $   12,002,038
-------------------------------------------------------------------------------
  Broadcasting - 0.3%
    Radio One, Inc.*                                    6,300    $      579,600
    Spanish Broadcasting Systems, Inc.*                94,900         3,819,725
                                                                 --------------
                                                                 $    4,399,325
-------------------------------------------------------------------------------
  Business Machines - 2.1%
    Sun Microsystems, Inc.*                           388,800    $   30,107,700
-------------------------------------------------------------------------------
  Business Services - 0.9%
    Airnet Commerce Corp.*                              2,340    $       85,118
    Bea Systems, Inc.*                                 24,400         1,706,475
    Digimarc Corp.*                                    57,360         2,868,000
    eBenX, Inc.*                                          600            27,150
    Finisar Corp.*                                      1,820           163,573
    First Data Corp.                                  146,600         7,229,212
    McAfee.com Corp.*                                   2,680           120,600
    Official Payments Corp.*                            2,140           111,280
    Virginia Linux Systems, Inc.*                       1,260           260,347
                                                                 --------------
                                                                 $   12,571,755
-------------------------------------------------------------------------------
  Cellular Telephones - 1.6%
    Sprint Corp. (PCS Group)*                         217,300    $   22,273,250
    TeleCorp PCS, Inc.*                                 2,370            90,060
                                                                 --------------
                                                                 $   22,363,310
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.6%
    America Online, Inc.*                             201,400    $   15,193,112
    Microsoft Corp.*                                  420,900        49,140,075
                                                                 --------------
                                                                 $   64,333,187
-------------------------------------------------------------------------------
  Computer Software - Services - 1.6%
    EMC Corp.*                                        201,700    $   22,035,725
    Informatica Corp.*                                  1,000           106,375
    Intertrust Technologies Corp.*                      1,500           176,437
    Metasolv Software, Inc.*                            1,170            95,648
                                                                 --------------
                                                                 $   22,414,185
-------------------------------------------------------------------------------
  Computer Software - Systems - 12.0%
    Agile Software Corp.*                               3,200    $      695,150
    Ariba, Inc.*                                        4,000           709,500
    BMC Software, Inc.*                               311,700        24,916,519
    Cadence Design Systems, Inc.*                     669,409        16,065,816
    Computer Associates International, Inc.           181,975        12,726,877
    Compuware Corp.*                                  556,200        20,718,450
    Comverse Technology, Inc.*                         51,600         7,469,100
    Foundry Networks, Inc.*                             1,525           460,073
    JNI Corp.*                                          1,325            87,450
    Keane, Inc.*                                       41,600         1,320,800
    Open TV Corp.*                                      1,740           139,635
    Oracle Corp.*                                     630,712        70,679,163
    VERITAS Software Corp.*                            86,700        12,408,938
                                                                 --------------
                                                                 $  168,397,471
-------------------------------------------------------------------------------
  Conglomerates - 3.0%
    Sodexho Marriott Services, Inc.                   150,500    $    1,956,500
    Tyco International Ltd.                         1,042,556        40,529,364
                                                                 --------------
                                                                 $   42,485,864
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.2%
    Colgate-Palmolive Co.                             115,400    $    7,501,000
    Galileo International, Inc.                       301,000         9,011,187
                                                                 --------------
                                                                 $   16,512,187
-------------------------------------------------------------------------------
  Electrical Equipment - 2.0%
    General Electric Co.                              179,400    $   27,762,150
-------------------------------------------------------------------------------
  Electronics - 6.4%
    Agilent Technologies, Inc.*                        70,400    $    5,442,800
    Altera Corp.*                                     129,300         6,408,431
    Analog Devices, Inc.*                             220,933        20,546,769
    E Tek Dynamics, Inc.*                              25,400         3,419,475
    Flextronics International Ltd.*                   292,000        13,432,000
    Intel Corp.                                        80,400         6,617,925
    KLA-Tencor Corp.*                                  12,700         1,414,463
    Lam Research Corp.*                                14,200         1,584,188
    LSI Logic Corp.*                                   47,100         3,179,250
    Micron Technology, Inc.*                           48,300         3,755,325
    Novellus Systems, Inc.*                            76,100         9,324,628
    SCI Systems, Inc.*                                 81,100         6,665,406
    SDL, Inc.*                                         23,100         5,035,800
    Teradyne, Inc.*                                    25,400         1,676,400
    Varian Semiconductor Equipment
      Associates, Inc.*                                61,900         2,104,600
    Virata Corp.*                                         870            25,991
                                                                 --------------
                                                                 $   90,633,451
-------------------------------------------------------------------------------
  Entertainment - 8.7%
    CBS Corp.*                                        270,900    $   17,320,669
    Clear Channel Communications, Inc.*               299,195        26,703,154
    Comcast Corp., "A"                                456,400        23,076,725
    Infinity Broadcasting Corp.*                      755,800        27,350,512
    Macromedia, Inc.*                                  38,200         2,793,375
    Radio Unica Communications Co.*                     2,525            72,909
    Time Warner, Inc.                                 275,100        19,927,556
    Univision Communications, Inc., "A"*               47,000         4,802,813
                                                                 --------------
                                                                 $  122,047,713
-------------------------------------------------------------------------------
  Financial Institutions - 2.9%
    Citigroup, Inc.                                   253,100    $   14,062,869
    Financial Federal Corp.*                          183,475         4,185,523
    Goldman Sachs Group, Inc.                          79,300         7,469,069
    Morgan Stanley Dean Witter & Co.                  101,900        14,546,225
                                                                 --------------
                                                                 $   40,263,686
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Keebler Foods Co.*                                202,900    $    5,706,563
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Bowater, Inc.                                     127,500    $    6,924,844
-------------------------------------------------------------------------------
  Insurance - 1.9%
    American International Group, Inc.                157,212    $   16,998,547
    Aon Corp.                                          84,200         3,368,000
    Gallagher (Arthur J.) & Co.                        36,600         2,369,850
    Marsh & McLennan Cos., Inc.                        38,000         3,636,125
                                                                 --------------
                                                                 $   26,372,522
-------------------------------------------------------------------------------
  Internet - 2.3%
    Agency.com, Inc.*                                     700    $       35,700
    Akamai Technologies, Inc.*                          2,100           688,012
    Allaire Corp.*                                     11,800         1,726,487
    C Bridge Internet Solutions, Inc.*                    810            39,386
    CacheFlow, Inc.*                                    1,710           223,476
    CNET, Inc.*                                        35,200         1,997,600
    Deltathree.com, Inc.*                               1,030            26,523
    Digital Impact, Inc.*                               1,390            69,674
    Digital Insight Corp.*                              2,025            73,659
    Ebay, Inc.*                                        43,900         5,495,731
    eSPEED, Inc.*                                       2,900           103,131
    Expedia, Inc.*                                      1,550            54,250
    FreeMarkets, Inc.*                                    510           174,069
    Harris Interactive, Inc.*                             980            12,801
    Internap Network Services Corp.*                    4,375           756,875
    Jupiter Communications, Inc.*                       1,150            34,788
    Lifeminders.com, Inc.*                                960            55,440
    Mediaplex, Inc.*                                    1,160            72,790
    MedicaLogic, Inc.*                                  1,670            35,070
    NextCard, Inc.*                                    89,400         2,581,425
    OnDisplay, Inc.*                                      300            27,263
    Pfsweb, Inc.*                                          10               375
    Retek, Inc.*                                        1,170            88,043
    SciQuest.com, Inc.*                                 1,170            93,015
    VeriSign, Inc.*                                    95,900        18,310,906
                                                                 --------------
                                                                 $   32,776,489
-------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    American Home Products Corp.                      238,700    $    9,413,731
    Pharmacia & Upjohn, Inc.                          120,000         5,400,000
                                                                 --------------
                                                                 $   14,813,731
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    Health Management Associates, Inc., "A"*          693,050    $    9,269,544
-------------------------------------------------------------------------------
  Oils - 0.7%
    Conoco, Inc., "A"                                 247,900    $    6,135,525
    EOG Resources, Inc.                               242,700         4,262,419
                                                                 --------------
                                                                 $   10,397,944
-------------------------------------------------------------------------------
  Photographic Products
    Polaroid Corp.                                     34,411    $      647,357
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.9%
    Cendant Corp.*                                    303,367    $    8,058,186
    Wendy's International, Inc.                       250,400         5,164,500
                                                                 --------------
                                                                 $   13,222,686
-------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Harmonic Lightwaves, Inc.*                          9,300    $      882,919
-------------------------------------------------------------------------------
  Stores - 4.3%
    Costco Wholesale Corp.*                           177,700    $   16,215,125
    CVS Corp.                                         327,500        13,079,531
    Office Depot, Inc.*                               288,300         3,153,281
    Tandy Corp.                                       187,300         9,212,819
    Wal-Mart Stores, Inc.                             281,800        19,479,425
                                                                 --------------
                                                                 $   61,140,181
-------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Kroger Co.*                                       407,200    $    7,685,900
    Safeway, Inc.*                                    302,900        10,771,881
                                                                 --------------
                                                                 $   18,457,781
-------------------------------------------------------------------------------
  Telecommunications - 17.2%
    American Tower Corp., "A"*                         58,400    $    1,784,850
    Ancor Communications, Inc.*                        83,000         5,633,625
    AT&T Corp.*                                       147,100         8,347,925
    Bell Atlantic Corp.                                98,100         6,039,281
    Cisco Systems, Inc.*                              634,550        67,976,169
    Corning, Inc.                                     143,800        18,541,212
    Cox Communications, Inc.*                         199,300        10,263,950
    EchoStar Communications Corp.*                     48,000         4,680,000
    Emulex Corp.*                                      19,000         2,137,500
    Firstcom Corp.*                                    73,400         2,697,450
    Global TeleSystems Group, Inc.*                   288,700         9,996,237
    iBasis, Inc.*                                         540            15,525
    Lucent Technologies, Inc.                          87,900         6,576,019
    MCI WorldCom, Inc.*                               519,645        27,573,663
    Metromedia Fiber Network, Inc., "A"*               15,020           720,021
    Motorola, Inc.                                    106,100        15,623,225
    Network Solutions, Inc.*                           32,400         7,049,025
    Next Level Communications, Inc.*                    1,160            86,855
    NEXTEL Communications, Inc.*                      127,800        13,179,375
    Nextlink Communications, Inc., "A"*                70,800         5,880,825
    Nortel Networks Corp.                              87,100         8,797,100
    NTL, Inc.*                                         13,600         1,696,600
    Qwest Communications International, Inc.*         219,008         9,417,344
    Tritel, Inc.*                                       1,710            54,186
    Winstar Communications, Inc.*                     102,600         7,720,650
                                                                 --------------
                                                                 $  242,488,612
-------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                        346,100    $   25,870,975
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $1,164,267,033
-------------------------------------------------------------------------------
Foreign Stocks - 15.4%
  Bermuda - 0.9%
    Global Crossing Ltd. (Telecommunications)*        255,400    $   12,770,000
-------------------------------------------------------------------------------
  Canada - 0.9%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                       321,300    $    3,815,438
    BCE, Inc. (Telecommunications)                     95,800         8,639,962
                                                                 --------------
                                                                 $   12,455,400
-------------------------------------------------------------------------------
  Finland - 2.0%
    Nokia Corp., ADR (Telecommunications)             149,200    $   28,348,000
-------------------------------------------------------------------------------
  France - 1.1%
    Bouygues S.A. (Telecommunications)                 24,200    $   15,378,619
-------------------------------------------------------------------------------
  Germany - 1.9%
    Mannesmann AG (Conglomerate)                      112,600    $   27,159,172
-------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR*
      (Cellular Telephones)                           120,550    $    3,119,231
-------------------------------------------------------------------------------
  Italy - 1.9%
    Telecom Italia Mobile S.p.A.
      (Telecommunications)                          2,323,300    $   25,948,333
-------------------------------------------------------------------------------
  Japan - 2.1%
    Daiwa Securities Group, Inc. (Banks and Credit
      Cos.)                                           541,000    $    8,466,030
    Hitachi Ltd. (Electronics)                        236,000         3,787,825
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                          400         6,850,656
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                280        10,769,231
                                                                 --------------
                                                                 $   29,873,742
-------------------------------------------------------------------------------
  Netherlands - 1.6%
    KPN N.V. (Telecommunications)*                    152,000    $   14,833,375
    Libertel N.V. (Cellular Telephones)*              293,700         7,690,418
                                                                 --------------
                                                                 $   22,523,793
-------------------------------------------------------------------------------
  Singapore - 0.8%
    Chartered Semiconductor Manufacturing Co., ADR
      (Electronics)*                                  156,875    $   11,451,875
-------------------------------------------------------------------------------
  Spain - 0.4%
    Terra Networks S.A. (Internet)*                    93,000    $    5,081,072
-------------------------------------------------------------------------------
  Sweden - 1.1%
    Ericsson LM, ADR (Telecommunications)             234,800    $   15,423,425
-------------------------------------------------------------------------------
  United Kingdom - 0.5%
    British Telecommunications PLC
      (Telecommunications)*                           292,500    $    7,082,302
    NDS Group PLC, ADR (Internet)*                      3,530           107,665
                                                                 --------------
                                                                 $    7,189,967
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $  216,722,629
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $817,831,394)                     $1,380,989,662
-------------------------------------------------------------------------------
Short-Term Obligation - 2.0%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 1/03/00, at Amortized Cost                $  27,800    $   27,797,683
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $845,629,077)                $1,408,787,345
Other Assets, Less Liabilities - 0.0%                                  (293,428)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $1,408,493,917
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $845,629,077)    $1,408,787,345
  Cash                                                             63,562
  Receivable for Fund shares sold                                 497,304
  Receivable for investments sold                               2,053,820
  Interest and dividends receivable                               272,471
  Other assets                                                     12,620
                                                           --------------
      Total assets                                         $1,411,687,122
                                                           --------------
Liabilities:
  Payable for Fund shares reacquired                       $    1,151,483
  Payable for investments purchased                             1,314,300
  Payable to affiliates -
    Management fee                                                 15,832
    Shareholder servicing agent fee                                 3,821
    Distribution and service fee                                  493,816
  Accrued expenses and other liabilities                          213,953
                                                           --------------
      Total liabilities                                    $    3,193,205
                                                           --------------
Net assets                                                 $1,408,493,917
                                                           ==============
Net assets consist of:
  Paid-in capital                                          $  785,494,625
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies           563,159,025
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              59,944,058
  Accumulated net investment loss                                (103,791)
                                                           --------------
      Total                                                $1,408,493,917
                                                           ==============
Shares of beneficial interest outstanding                    74,049,094
                                                             ==========
Class A shares:
  Net asset value per share
    (net assets of $1,330,505,674 / 69,765,735 shares of
    beneficial interest outstanding)                          $19.07
                                                              ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                          $20.23
                                                              ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $71,362,854 / 3,936,155 shares of
    beneficial interest outstanding)                          $18.13
                                                              ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,625,389 / 347,204 shares of
     beneficial interest outstanding)                         $19.08
                                                              ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                 $  4,094,742
    Interest                                                     2,794,895
    Foreign taxes withheld                                         (43,026)
                                                              ------------
      Total investment income                                 $  6,846,611
                                                              ------------

  Expenses -

    Management fee                                            $  4,920,865
    Trustees' compensation                                          67,508
    Shareholder servicing agent fee                              1,216,667
    Distribution and service fee (Class A)                       2,092,775
    Distribution and service fee (Class B)                         533,593
    Administrative fee                                             146,749
    Custodian fee                                                  370,641
    Printing                                                        53,073
    Postage                                                         99,910
    Auditing fees                                                   33,115
    Legal fees                                                       6,169
    Miscellaneous                                                  355,097
                                                              ------------
      Total expenses                                          $  9,896,162
    Fees paid indirectly                                          (355,946)
                                                              ------------
      Net expenses                                            $  9,540,216
                                                              ------------
        Net investment loss                                   $ (2,693,605)
                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $187,420,212
    Foreign currency transactions                                 (208,236)
                                                              ------------
      Net realized gain on investments and foreign
         currency transactions                                $187,211,976
                                                              ------------
  Change in unrealized appreciation -
    Investments                                               $169,917,645
    Translation of assets and liabilities in foreign
      currencies                                                       764
                                                              ------------
      Net unrealized gain on investments and foreign
        currency translation                                  $169,918,409
                                                              ------------
        Net realized and unrealized gain on investments
         and foreign currency                                 $357,130,385
                                                              ------------
          Increase in net assets from operations              $354,436,780
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                             1999               1998
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                    $    (2,693,605)   $    (2,871,773)
  Net realized gain on investments and foreign
    currency transactions                                    187,211,976        163,234,852
  Net unrealized gain on investments and foreign
    currency translation                                     169,918,409        118,684,994
                                                         ---------------    ---------------
    Increase in net assets from operations               $   354,436,780    $   279,048,073
                                                         ---------------    ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                      $  (121,962,345)   $  (120,735,017)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (6,170,386)        (5,043,936)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (592,166)          (548,219)
                                                         ---------------    ---------------
    Total distributions declared to shareholders         $  (128,724,897)   $  (126,327,172)
                                                         ---------------    ---------------

Net increase (decrease) in net assets from Fund share
  transactions                                           $    (8,426,296)   $    55,806,486
                                                         ---------------    ---------------
      Total increase in net assets                       $   217,285,587    $   208,527,387
Net assets:
  At beginning of period                                   1,191,208,330        982,680,943
                                                         ---------------    ---------------

At end of period (including accumulated net investment
loss of $103,791 and $94,190, respectively)              $ 1,408,493,917    $ 1,191,208,330
                                                         ===============    ===============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                          1999               1998              1997              1996              1995
-------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $15.95             $13.92            $12.97            $11.94            $10.17
                                               ------             ------            ------            ------            ------

Income from investment operations# -
  Net investment income (loss)(S)              $(0.03)            $(0.04)           $(0.03)           $(0.02)           $ 0.03
  Net realized and unrealized gain on
    investments and foreign currency             4.99               3.96              2.96              2.62              3.46
                                               ------             ------            ------            ------            ------
      Total from investment operations         $ 4.96             $ 3.92            $ 2.93            $ 2.60            $ 3.49
                                               ------             ------            ------            ------            ------

Less distributions declared to
  shareholders from net realized gain
  on investments and foreign currency
  transactions                                 $(1.84)            $(1.89)           $(1.98)           $(1.57)           $(1.72)
                                               ------             ------            ------            ------            ------
Net asset value - end of period                $19.07             $15.95            $13.92            $12.97            $11.94
                                               ======             ======            ======            ======            ======
Total return(+)                                 32.82%             29.17%            23.28%            21.87%            34.49%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     0.80%              0.81%             0.84%             0.84%             0.87%
  Net investment income (loss)                  (0.19)%            (0.25)%           (0.18)%           (0.15)%            0.21%
Portfolio turnover                                 87%                79%               60%               65%              100%
Net assets at end of period (000
  Omitted)                                 $1,330,506         $1,137,302          $953,194          $807,657          $721,467

(S) The distributor did not impose a portion of its distribution fee for the period indicated. If this fee had been paid by the
    Fund, the net investment income per share and the ratios would have been:
    Net investment income                                                                                               $ 0.02
    Ratios (to average net assets):
      Expenses##                                                                                                          0.97%
      Net investment income                                                                                               0.11%

#   Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $15.33           $13.54           $12.73           $11.79           $10.08
                                                    ------           ------           ------           ------           ------

Income from investment operations# -
  Net investment loss                               $(0.16)          $(0.16)          $(0.14)          $(0.14)          $(0.09)
  Net realized and unrealized gain on
    investments and foreign currency                  4.75             3.83             2.89             2.57             3.42
                                                    ------           ------           ------           ------           ------
      Total from investment operations              $ 4.59           $ 3.67           $ 2.75           $ 2.43           $ 3.33
                                                    ------           ------           ------           ------           ------

Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                     $(1.79)          $(1.88)          $(1.94)          $(1.49)          $(1.62)
                                                    ------           ------           ------           ------           ------
Net asset value - end of period                     $18.13           $15.33           $13.54           $12.73           $11.79
                                                    ======           ======           ======           ======           ======
Total return                                         31.73%           28.15%           22.27%           20.72%           33.20%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.62%            1.63%            1.64%            1.75%            1.81%
  Net investment loss                                (1.01)%          (1.05)%          (0.98)%          (1.06)%          (0.75)%
Portfolio turnover                                      87%              79%              60%              65%             100%
Net assets at end of period (000 Omitted)          $71,363          $48,806          $25,578          $15,170           $6,673

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                       --------------------------------------               PERIOD  ENDED
                                                                1999                     1998          DECEMBER 31, 1997*
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $15.95                   $13.91                      $12.84
                                                              ------                   ------                      ------

Income from investment operations# -
  Net investment income (loss)                                $ 0.00**                 $(0.01)                     $ 0.00**
  Net realized and unrealized gain on investments and
    foreign currency                                            5.00                     3.96                        3.07
                                                              ------                   ------                      ------
      Total from investment operations                        $ 5.00                   $ 3.95                      $ 3.07
                                                              ------                   ------                      ------

Less distributions declared to shareholders from
  net realized gain on investments and foreign currency
  transactions                                                $(1.87)                  $(1.91)                     $(2.00)
                                                              ------                   ------                      ------
Net asset value - end of period                               $19.08                   $15.95                      $13.91
                                                              ======                   ======                      ======
Total return                                                   33.09%                   29.45%                      24.65%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.62%                    0.63%                       0.65%+
  Net investment income (loss)                                 (0.01)%                  (0.06)%                      0.01%+
Portfolio turnover                                                87%                      79%                         60%
Net assets at end of period (000 Omitted)                     $6,625                   $5,100                      $3,909

 * For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
** Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth Opportunities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $37,992,889. These loans were collateralized by U.S. Treasury securities of $38,155,857.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $331,061 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $24,885 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $2,684,004 and $23,356,108 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions, dividends, and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $200 million of average net assets             0.50%
          Average net assets in excess of $200 million         0.40%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $23,989 for the year ended December 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $119,815 for the year ended December 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $814,319 for the year ended December 31, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended December 31, 1999, were 0.19% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,618 for Class B shares for the year ended December 31, 1999. Fees incurred under the distribution plan during the year ended December 31, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1999, were $9,039 and $156,641 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  PURCHASES              SALES
------------------------------------------------------------------------------
U.S. government securities                     $    --          $   26,567,058
                                               ------------     --------------
Investments (non-U.S. government securities)   $984,950,159     $1,070,356,219
                                               ------------     --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $847,415,990
                                                                  ------------
Gross unrealized appreciation                                     $581,517,725
Gross unrealized depreciation                                      (20,146,370)
                                                                  ------------
    Net unrealized appreciation                                   $561,371,355
                                                                  ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                    YEAR ENDED DECEMBER 31, 1999          YEAR ENDED DECEMBER 31, 1998
                              ----------------------------------    ----------------------------------
                                      SHARES              AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                        80,501,562    $ 1,299,702,953        101,045,903    $ 1,553,750,903
Shares issued to
  shareholders in
  reinvestment of
  distributions                     6,998,047        117,986,476          7,591,986        113,783,982
Shares reacquired                 (89,034,772)    (1,438,631,961)      (105,812,055)    (1,631,375,079)
                              ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)        (1,535,163)   $   (20,942,532)         2,825,834    $    36,159,806
                              ===============    ===============    ===============    ===============

Class B Shares

                                    YEAR ENDED DECEMBER 31, 1999          YEAR ENDED DECEMBER 31, 1998
                              ----------------------------------    ----------------------------------
                                      SHARES              AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         5,285,119    $    82,675,429          3,553,497    $    52,527,790
Shares issued to
  shareholders in
  reinvestment of
  distributions                       351,673          5,654,144            325,330          4,676,943
Shares reacquired                  (4,884,788)       (76,269,456)        (2,583,295)       (38,131,305)
                              ---------------    ---------------    ---------------    ---------------
    Net increase                      752,004    $    12,060,117          1,295,532    $    19,073,428
                              ===============    ===============    ===============    ===============

Class I Shares

                                    YEAR ENDED DECEMBER 31, 1999          YEAR ENDED DECEMBER 31, 1998
                              ----------------------------------    ----------------------------------
                                      SHARES              AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            30,338    $       487,418             22,646    $       333,921
Shares issued to
  shareholders in
  Reinvestment of
  distributions                        34,999            592,166             36,578            548,219
Shares reacquired                     (37,866)          (623,465)           (20,402)          (308,888)
                              ---------------    ---------------    ---------------    ---------------
    Net increase                       27,471    $       456,119             38,822    $       573,252
                              ===============    ===============    ===============    ===============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1999, was $8,610.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of MFS Growth Opportunities Fund as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where responses were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

FEDERAL TAX INFORMATION

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $150,154,499 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 1999.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) GROWTH OPPORTUNITIES FUND

TRUSTEES                                                 SECRETARY
Richard B. Bailey - Private Investor;                    Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                             ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
J. Atwood Ives+ - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services       CUSTODIAN
company)                                                 State Street Bank and Trust Company

Lawrence T. Perera+ - Partner, Hemenway                  AUDITORS
& Barnes (attorneys)                                     Deloitte & Touche LLP

William J. Poorvu+ - Adjunct Professor, Harvard          INVESTOR INFORMATION
University Graduate School of Business                   For information on MFS mutual funds, call your
Administration                                           financial consultant or, for an information kit,
                                                         call toll free: 1-800-637-2929 any business day
Charles W. Schmidt+ - Private Investor                   from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                         message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                 INVESTOR SERVICE
MFS Investment Management                                MFS Service Center, Inc.
                                                         P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief                  Boston, MA 02107-9906
Executive Officer, MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith+ - Independent Consultant                1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman, North American
Management Corp. (investment advisers)                   For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                       a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                 your phone must be equipped with a Telecommunications
500 Boylston Street                                      Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
DISTRIBUTOR                                              stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Paul M. McMahon*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) GROWTH OPPORTUNITIES FUND                                    ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116                 MGO-2 02/00 58M 16/216/816